UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 29, 2008
Date of report (Date of earliest event reported)

GEORGE FOREMAN ENTERPRISES, INC.
(Exact name of Registrant as Specified in Charter)

Commission File Number: 000-26585

DELAWARE (State or Other Jurisdiction of Incorporation)	54-1811721 (I.R.S. Employer Identification No.)

100 N. WILKES-BARRE BLVD., 4TH FLOOR, WILKES-BARRE, PA (Address of Principal Executive Office)	18702 (Zip Code)

Issuer’s telephone number, including area code (570) 822-6277

Former name or former address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 29, 2008, after the filing of this Form 8-K, George Foreman Enterprises, Inc. (the "Company") will make a presentation. Certain information to be presented may be material nonpublic information regarding the Company or its securities, and is attached to this Form 8-K as Exhibit 99.1 (the "Information") and incorporated by reference herein.

Pursuant to General Instruction B.2 of Form 8-K, the information set forth in this Form 8-K and the exhibit hereto is not being "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead "furnished" in accordance with that instruction.

Note Regarding Forward-Looking Information
The statements contained in the Information that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future. Without limiting the foregoing, the words "anticipates," "believes," "expects," "intends," "may" and "plans" and similar expressions are intended to identify forward-looking statements. The Company intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's views as of the date they are made with respect to future events, but are subject to many risks and uncertainties, which could cause the actual results of the Company to differ materially from any future results expressed or implied by such forward-looking statements.

Investors and others are cautioned that a variety of factors, including certain risks, may affect the Company's business and cause actual results to differ materially from those set forth in the forward-looking statements. These risk factors include, without limitation; (i) that the ability of the Company to continue as a going concern is dependent upon its ability to generate profitable operations in the future and/or obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due; (ii) that the Company's success will depend primarily upon its ability to exploit and protect the intellectual property rights that George Foreman and George Foreman Productions, Inc. have assigned to the Company's majority-owned subsidiary George Foreman Ventures LLC; (iii) that George Foreman has entered into numerous licensing, endorsement and other agreements over the last decade, and there can be no assurances that a third party will not assert a claim to some or all of the intellectual property rights that the Company believes have been assigned to George Foreman Ventures; (iv) the United States Patent and Trademark Office may cite preexisting trademark applications and registrations by third parties against, and prior trademark owners may oppose, future trademark applications by the Company or George Foreman Ventures incorporating the George Foreman name; (v) and, even if the Company or George Foreman Ventures were able to obtain acceptance of its trademark applications by the U.S. PTO, a significant number of similar marks registered by, and licensed to, third parties could diminish the value and protectability of the intellectual property held by the Company or George Foreman Ventures.

These statements speak only as of the date hereof. The Company is under no duty to update, and does not undertake to update, any of the forward-looking statements contained in the Information to conform them to actual results or to changes in its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Information to be presented by the Company on April 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GEORGE FOREMAN ENTERPRISES, INC.

Dated: April 29, 2008	By:	/s/ JEREMY ANDERSON
Jeremy Anderson Chief Financial Officer